

RIOT

RIOT PLATFORMS BUSINESS UPDATE

January 16, 2026 | NASDAQ: RIOT

FORWARD-LOOKING STATEMENT

Statements in this presentation that are not statements of historical fact are forward-looking statements that reflect management's current expectations, assumptions, and estimates of future performance and economic conditions, and are not guarantees of future performance or actual results. Such statements are made in reliance on the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may include but are not limited to: plans to develop data centers; the Company's data center lease at the Rockdale Site; total lease contract value over the term with and without exercising options and extensions; expected net operating income ("NOI") contribution of the lease; forecasted capital expenditures and descriptions thereof; projected delivery timeline of the site; forecasted demand for energy at the sites; the Company's expansion plans at the site, the Company's anticipated financing plan for the project construction plans and expense forecasts in connection therewith; forecasted capital expenditures and descriptions thereof; projected energization timelines; forecasted energy demand; and the Company's other plans, objectives, expectations, and intentions. Words such as "anticipates," "believes," "plans," "expects," "intends," "will," "potential," "hope," and similar expressions are intended to identify forward-looking statements; however, forward-looking statements may be made without such signifying expressions.

Because such forward-looking statements reflect management's current expectations, assumptions and estimates of future performance and economic conditions, they are subject to known and unknown risks and uncertainties that may cause actual results to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: risks relating to developing the Company's power capacity for data center purposes, including construction plans, delays, supply chain issues, permitting or regulatory hurdles, and unforeseen technical challenges; attracting and retaining third party customers; changes in leasing arrangements; risks relating to the financing of new data centers; future economic conditions, performance, or outlooks; future political conditions; the outcome of contingencies; our ability to maximize the value of our full power portfolio; rapidly changing technologies; the number and value of Bitcoin rewards and transaction fees we earn from our ongoing Bitcoin Mining operations; future self-mining hash rate capacity; expected cash flows or capital expenditures; our beliefs or expectations; activities, events or developments that we intend, expect, project, believe, or anticipate will or may occur in the future; unaudited estimates of bitcoin production; risks related to the success, schedule, cost and difficulty of strategic partnerships, alliances, or acquisitions; and our failure to realize anticipated efficiencies and strategic and financial benefits from our acquisitions.

Further information regarding the factors identified by the Company's management which they believe may cause actual results to differ materially from those expressed or implied by the forward-looking statements contained in this presentation may be found in the Company's filings with the U.S. Securities and Exchange Commission (the "SEC"), including the risks, uncertainties and other factors discussed under the sections entitled "Risk Factors" and "Cautionary Note Regarding Forward-Looking Statements" of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and the other filings the Company makes with the SEC, copies of which may be obtained from the SEC's website, www.sec.gov. In addition to these risks and those identified by the Company's management and disclosed in the Company's filings with the SEC, other risks, factors and uncertainties not identified by management, or which management does not presently believe to be material to the Company, its business or prospects, may also materially affect the Company's actual future results, including in ways adverse to the Company's business. All forward-looking statements included in this presentation are made only as of the date of this presentation, and the Company disclaims any intention or obligation to update or revise any such forward-looking statements to reflect events or circumstances that subsequently occur, or of which the Company hereafter becomes aware, except as required by law. Persons reading this presentation are cautioned not to place undue reliance on such forward-looking statements.

Non-GAAP Financial Measures

This press release includes a forward-looking non-GAAP financial measure, expected net operating income (NOI) contribution, which the Company defines as expected lease revenue for a specific lease less expected cost of revenue. Cost of revenue, includes compensation, IT equipment and software, and other costs directly related to the lease. Management uses expected NOI contribution to assess the projected operating performance of individual leases. The most directly comparable GAAP measure is operating income. Expected NOI contribution has significant limitations as an analytical tool and should not be considered in isolation or as a substitute for GAAP results. In evaluating expected NOI contribution, you should be aware that future non-reimbursable lease operating expenses may arise that are not currently known. The Company's presentation of expected NOI contribution should not be construed as an inference that its future results will be unaffected by unusual or non-recurring items. This measure excludes the impact of capital expenditures, material financial obligations, general and administrative expenses and depreciation and amortization, all of which have real economic effects and could materially affect the Company's consolidated financial results. Definitions and calculations of expected NOI contribution may vary among companies, and therefore the Company's expected NOI contribution may not be comparable to similar measures published by others. A reconciliation of expected NOI contribution to operating income is not provided because expected NOI contribution is only calculated for specific leases. Certain amounts cannot be reasonably estimated without unreasonable efforts because certain reconciling metrics are out of the Company's control, and such estimates would imply a degree of precision that could be misleading to investors.

For more information, please refer to our GAAP financial statements included in our most recent filings with the SEC.

Riot Announces Transformational Data Center Milestones at Rockdale

RIOT

1 Acquisition of Land at Rockdale

- Fee simple acquisition for $96M
- 200 acres of land in Rockdale previously leased by Riot
- 700 MW Evergreen interconnection with ONCOR
- Removes $130M of potential future ground lease obligations
- Secures full control of the site, enabling Riot to execute its long-term data center strategy

2 AMD Data Center Lease Executed at Rockdale Campus

- Initial capacity of 25 MW of critical IT load in custom built data center with the potential to expand to up to 200 MW of critical IT load
- Contract value of $311M across initial 10-year term
- Includes three 5-year extension options
- The initial 25 MW of capacity will be delivered in two phases beginning in January 2026 and completed in May 2026

Rockdale Site Acquisition

Riot Acquires Land at Rockdale to Unlock HPC Development

Land Purchase Transaction Summary

PURCHASE PRICE	$96,000,000	Funded by the sale of 1,080 bitcoin off Riot's balance sheet
PARCEL SIZE	200 Acres	Includes 100 acres used for existing Bitcoin mining operations; campus layout supports full data center buildout utilizing all power
POWER CAPACITY	700 MW	Fully approved and interconnected direct to Riot, firm supply of power, Riot substation onsite
WATER SUPPLY	Sufficient water supply secured for existing bitcoin mining and future data center development	

Fee Simple Acquisition of Rockdale Land Unlocks Significant Value

1. **Unlocks ability to fully utilize Rockdale's power capacity** to lease data centers to hyperscale tenants

2. Converts site from a ground lease to **full fee simple ownership by Riot**, eliminating lease expiry risk and **strengthening long-term strategic optionality**

3. Easements secured for **potential future expansion of power capacity beyond 700 MW**

4. **~$130,000,000 in savings** from eliminating remaining ground lease term plus three 10-year extension options

RIOT

Data Center Lease with AMD

AMD Data Center Lease Executed

custom built data center with expansion up to 200MW

Riot Rockdale Campus



AMD
25 MW
Initial Capacity
AMD
75 MW
Expansion Option

RIOT

Deployment Highlights

AMD

(S&P RATING: "A" / MOODY'S RATING: "A1")

$311M Total Contract Revenue[1]	**25 MW** Initial Capacity	**January 30, 2026** Lease start date[2]
$89.8M **$3.6M MW** Total Retrofit Cost[3]	**75 MW** Expansion Options	**10-Year** Initial Term
$25M Expected Annual NOI[4]	**100 MW** ROFR	**Three 5-Year** Extension Options

1. Contract value for 25 MW deployment over the initial 10-year term.
2. Initial deployment will be delivered in two phases, with the first 5 MW phase completed in January 2026, and the second 20 MW phase completed in May 2026
3. Represents costs of new construction beyond existing infrastructure.
4. 10-year average annual NOI

Near Term Delivery to AMD beginning January 2026
With Long Term Potential up to 200 MW


Sign lease with AMD
Phase 1 - 5 MW Delivered in January 2026
Phase 2 - 20 MW Delivered in May 2026
75 MW Expansion Option
100 MW ROFR for Additional Capacity
5 MW
25 MW
100 MW
200 MW

200 MW of Potential Critical IT Load Capacity with AMD

AMD RIOT

Leveraging Riot's Data Center Capabilities to Power AMD

"At AMD, advancing high-performance computing and AI requires partners that can match our pace and scale. We're excited to work with Riot, whose capabilities, power availability, and high-density solutions align with our infrastructure roadmap. This collaboration strengthens our ability to deliver the performance and scalability the AI ecosystem demands."

Hasmukh Ranjan, CIO of AMD

RIOT

Team Expertise	**Veteran Data Center Team** • Built from industry leaders with proven track records • Team has completed 5+ GW of Data Center design and construction
Capex Efficiency	**$3.6M/MW** • Purpose-built redundancy aligned to customer • Leveraging of existing electrical & mechanical systems
Capacity to Scale	**Long-term expansion runway** • Fully approved power capacity • Expansion Option + ROFR
Custom Design	**Built to AMD's requirements** • Purpose-built design aligned to AMD's needs • Collaborative solution across both teams
Speed to Delivery	**Months to delivery** • Tenant aligned delivery sequencing • Engineered to meet customers deployment objectives • Accelerated time-to-service by design

Announced Data Center Initiatives Will be Fully Funded Through Riot's Balance Sheet

Leveraging Riot's Strong Balance Sheet

$406 million[1]
Total cash

$1.7 billion[2]
Value of 18,005 bitcoin[3] held on balance sheet

- Capex will primarily be funded through the sale of bitcoin from Riot's balance sheet
- Capex associated with Core & Shell developments broadly align with required project equity
- Additional funding for full delivery of data centers will be sourced via debt financing
- Project equity financing for current developments only requires an illustrative 3,134 of BTC held on balance sheet to be sold[2]

Key Data Center Capital Expenditures

	Cost ($mm)	BTC Sold to date	Est. BTC remaining to be Sold[2]
Rockdale Land Purchase	$96	1,080 BTC[4]	-
AMD 25 MW Buildout[5]	$90	-	926 BTC
Corsicana Core & Shell[6]	$214	-	2,208 BTC
Total	**$400**	**1,080 BTC**	**3,134 BTC**

1. As of September 30, 2025. Includes $75.6m of restricted cash.
2. Based on a closing price of $96,929 per BTC as of January 14, 2026.
3. As of December 31, 2025.
4. Sold at average net price of $88,870 per BTC.
5. Retrofit costs for the initial 25 MW deployment.
6. Represents construction costs of the Core & Shell only and does not include other capex such as land acquisition, substation capex, or design engineering.

RIOT

Transactions Create Multitude of Benefits to Riot and Data Center Platform

RIOT

1 Riot Data Center Team	2 AMD Lease Advantages	3 Rockdale Site Benefits
Establishes Riot's Data Center Operations	Q1 2026 commencement reduces delivery risk with cash flows commencing near term	Efficient conversion of existing BTC mining infrastructure to custom data center for AMD
Demonstration of Riot Data Center team's speed to market and creativity	Lease with investment grade enterprise client	Increases Profitability by converting BTC mining into long-term contracted cash flow
First step in partnering with major AI industry leader	Lease is highly financeable	Validates Rockdale as an HPC development site

Riot owns a 1 GW+ Critical IT Leasing Opportunity

RIOT



Critical IT MWs
1,400
1,200
1,000
800
600
400
200
Data Center Growth
5 MW
25 MW
200 MW
AMD ROFR
AMD Expansion
312 MW
First 2 Corsicana Core & Shells
1.2 GW
Future Data Center Development

January 2025 Announced strategic pivot to evaluate potential HPC development at Corsicana

June 2025 Hired Jonathan Gibbs as Chief Data Center Officer

Begin assembling best in class data center team

January 2026 Announced Rockdale land acquisition and execution of first data center lease with AMD

January 2026 Initial AMD deployment of 5 MW

May 2026 Full AMD deployment of 25 MW

75 MW AMD Expansion Option

Potential exercise of 100 MW AMD Right of first refusal

112 MW - First 2 Corsicana Core & Shells for Tier 3 capacity

Fully developed portfolio of BTS data centers Total Portfolio NOI Range $1.6-2.1bn [1]

1.Based on an illustrative data center portfolio capacity allocation of 100 MW for the AMD lease and 1,100 MW Tier 3 development. Tier 3 economics based on an illustrative average rent of $1.7-2.0 million/MW per year and 80-90% NOI margin.

APPENDIX

Riot Currently Trades Among the Lowest EV / MW Multiples in the Sector



Riot
Signed Data Center Leases
No Signed Data Center Leases
EV / 2027 Available MW[1,2] ($m)
$8.4
$7.3
$5.7
$5.6
$4.5
$4.3
$2.4
$1.5
$1.5
$0.9
Cipher Mining
APPLIED DIGITAL
HUT 8
IREN
CORE SCIENTIFIC
TERAWULF
CleanSpark
BITDEER
MARA

1. *Sourced from FactSet as of January 12, 2025. Cash & Cash Equivalents, LT Debt, and BTC value used in calculation as of Q3 2025.*
2. *Sourced from company filings, company presentations press releases, and management commentary.*